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                                                                    EXHIBIT 10.8

                             FIRST AMENDMENT TO THE
                         EXECUTIVE EMPLOYMENT AGREEMENT

     This First Amendment to Executive Employment Agreement is entered into on this 26th day of February, 2007 and effective as of January 1, 2007, by and between Calton, Inc. (the "Employer" or the "Company"), a New Jersey corporation which maintains its principal executive offices at 2050 40th Avenue, Suite One, Vero Beach, Florida 32960, and Anthony J. Caldarone (the "Executive"), an individual residing at 162 Anchor Drive, Vero Beach, Florida 32963.

     WHEREAS, the Employer and Executive have entered into an Executive Employment Agreement dated as of January 1, 2006 (the "Employment Agreement");

     WHEREAS, the term of the Employment Agreement expires on December 31, 2006;

     WHEREAS, the Employer and Executive wish to extend the term of the Employment Agreement to December 31, 2007;

     WHEREAS, in 2007, the Executive agreed that his Base Compensation would be $1.00 per annum in order to reduce the Company's operating expenses;

     WHEREAS, the Employer and Executive wish to amend the Employment Agreement to confirm the arrangements described above;

     NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Extension of Term. Section1.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

          1.1 Term. The term of this Agreement shall commence on January 1, 2007 and end on December 31, 2007 (the "Term"), unless further extended or sooner terminated as hereinafter provided.

2. Salary Adjustment. The first sentence of Section 2.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

          "During the period of the Executive's employment hereunder, the Executive shall receive a salary of One ($1.00) Dollar per annum paid in accordance with the Employer's normal payroll procedures (the "Base Compensation").

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     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written above.

WITNESS:


                                            /s/ Anthony J. Caldarone
-------------------------------------       ------------------------------------
                                            Anthony J. Caldarone

ATTEST:                                     CALTON, INC.


                                        By: /s/ Laura A. Camisa
-------------------------------------       ------------------------------------
Mary Magee, Secretary                       Laura A. Camisa, Senior Vice
                                               President and Chief Financial
                                               Officer